UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2023, the Board of Directors (the “Board”) of Henry Schein, Inc. (the “Company”) amended and restated the Company’s Third Amended and Restated By-Laws (as amended and restated, the “By-Laws”), effective immediately. Among other things, the amendments:

•

require notice of nominations or business to be brought before an annual meeting to be delivered within a window of 120 days and 90 days prior to the anniversary date of the preceding year’s annual meeting;

•

address matters relating to Rule 14a-19 promulgated under the Securities and Exchange Act of 1934, as amended (the “universal proxy rules”), including to (i) clarify that stockholders must meet requirements established by the universal proxy rules and (ii) require that any group that nominates a candidate for election must certify its compliance with the universal proxy rules and update its notice, as needed;

•

revise the procedures and disclosure requirements set forth in the advance notice provision of the By-Laws, including to (i) specify that stockholders making a nomination must provide information within five days of the Company’s request and (ii) specify that nominees must complete interviews with the Company’s Board of Directors at the Company’s discretion; and

•	require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

The By-Laws also contain other ministerial, clarifying and conforming changes necessary to provide consistency.

The foregoing summary of the amendments to the By-Laws does not purport to be a complete description and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Fourth Amended and Restated By-Laws of the Company, effective March 23, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

March 24, 2023	By:	/s/ Kelly Murphy
Kelly Murphy
Senior Vice President and General Counsel